                                                                     EXHIBIT 24


                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/ Richard G. Cline
                                            --------------------
                                                Richard G. Cline

                                                                      EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/James A. Henderson
                                            ---------------------
                                               James A. Henderson

                                                                     EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/ Donald S. Perkins
                                            ---------------------
                                                Donald S. Perkins

                                                                     EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/ Ronald L. Thompson
                                            ----------------------
                                                Ronald L. Thompson

                                                                     EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/ Robert J. Darnall
                                            _____________________
                                                Robert J. Darnall

                                                                     EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/ Neil S. Novich
                                            ------------------
                                                Neil S. Novich

                                                                    EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.



                                            /s/ Jerry K. Pearlman
                                            ---------------------
                                                Jerry K. Pearlman

                                                                    EXHIBIT 24

                               RYERSON TULL, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, Neil S. Novich, George A. Ranney, Jr., Jay M. Gratz and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 600,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, covered by the Ryerson Tull 1996 Incentive Stock Plan and issuable to transferees of options or stock awards granted thereunder, including specifically, but without limitations thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3 or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1998.


                                            /s/ Jean-Pierre Rosso
                                            ---------------------
                                                Jean-Pierre Rosso